                                                                               .
                                                                               .
                                                                               .
                           CONSOLIDATED BALANCE SHEETS
                      Yellow Corporation and Subsidiaries
                               As of December 31
                  (Amounts in thousands except per share data)

                                                               2002            2001          2000           1999           1998
                                                            -----------    -----------    -----------    -----------    -----------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                 $    28,714    $    19,214    $    20,877    $    19,023    $    21,200
  Accounts receivable, net                                      327,913        124,880        128,842        168,692        218,304
  Fuel and operating supplies                                    11,039         12,341         13,485         14,422          7,335
  Prepaid expenses                                               57,687         63,517         40,682         39,826         63,869
  Current assets of discontinued operations                           -         92,458        109,519        109,929         63,907
                                                            -----------    -----------    -----------    -----------    -----------
      Total current assets                                      425,353        312,410        313,405        351,892        374,615
                                                            -----------    -----------    -----------    -----------    -----------
PROPERTY AND EQUIPMENT:
  Land                                                           93,783         92,878         91,361         90,718         92,340
  Structures                                                    516,006        516,070        507,225        505,101        507,845
  Revenue equipment                                             825,606        801,652        817,947        800,634        789,106
  Technology equipment and software                             141,723        138,765        139,294        164,247        155,503
  Other                                                         101,978        106,933        104,795        114,793        112,840
                                                            -----------    -----------    -----------    -----------    -----------
                                                              1,679,096      1,656,298      1,660,622      1,675,493      1,657,634
  Less - Accumulated depreciation                             1,114,120      1,096,766      1,106,472      1,128,354      1,122,045
                                                            -----------    -----------    -----------    -----------    -----------
      Net property and equipment                                564,976        559,532        554,150        547,139        535,589
                                                            -----------    -----------    -----------    -----------    -----------
Goodwill, net of amortization                                    20,491         10,600              -              -              -
Other assets                                                     32,165          4,745         10,565          8,466          8,754
Noncurrent assets of discontinued operations                          -        398,490        430,357        418,086        186,727
                                                            -----------    -----------    -----------    -----------    -----------
      Total assets                                          $ 1,042,985    $ 1,285,777    $ 1,308,477    $ 1,325,583    $ 1,105,685
                                                            ===========    ===========    ===========    ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Checks outstanding in excess of bank balances             $    63,685    $    51,104    $    55,157    $    60,521    $    69,861
  Accounts payable                                               51,304         46,424         53,925         46,983         59,714
  Wages, vacations, and employees' benefits                     159,998        103,990        145,470        148,131        102,737
  Deferred income taxes, net                                     16,751         23,346         16,805         13,341         43,867
  Claims and insurance accruals                                  44,045         46,347         58,437         58,897         59,953
  Other current and accrued liabilities                          40,315         27,047         37,401         47,703         40,971
  ABS borrowings                                                 50,000              -              -              -              -
  Current maturities of long-term debt                           24,261          6,281         68,792          2,392             77
  Current liabilities of discontinued operations                      -         64,669         66,213         56,841         39,015
                                                            -----------    -----------    -----------    -----------    -----------
      Total current liabilities                                 450,359        369,208        502,200        434,809        416,195
                                                            -----------    -----------    -----------    -----------    -----------
OTHER LIABILITIES:
  Long-term debt                                                 50,024        213,745        136,645        274,015        156,988
  Deferred income taxes, net                                     25,657         33,868         35,182         31,233              -
  Claims, insurance and other                                   156,987        110,326        111,408        122,795        136,235
  Noncurrent liabilities of discontinued operations                   -         67,641         63,266         53,351         25,015
                                                            -----------    -----------    -----------    -----------    -----------
      Total other liabilities                                   232,668        425,580        346,501        481,394        318,238
                                                            -----------    -----------    -----------    -----------    -----------
Commitments and contingencies

SHAREHOLDERS' EQUITY:
  Common stock, $1 par value per share-authorized
    120,000 shares                                               31,825         31,028         29,959         29,437         29,356
  Capital surplus                                                80,610         41,689         23,304         16,063         14,948
  Retained earnings                                             325,474        537,496        522,195        454,177        403,262
  Accumulated other comprehensive income (loss)                 (35,596)        (6,252)        (2,710)        (2,322)        (3,163)
  Unamortized restricted stock awards                            (1,053)             -              -              -              -
  Treasury stock, at cost                                       (41,302)      (112,972)      (112,972)       (87,975)       (73,151)
                                                            -----------    -----------    -----------    -----------    -----------
      Total shareholders' equity                                359,958        490,989        459,776        409,380        371,252
                                                            -----------    -----------    -----------    -----------    -----------
      Total liabilities and shareholders' equity            $ 1,042,985    $ 1,285,777    $ 1,308,477    $ 1,325,583    $ 1,105,685
                                                            ===========    ===========    ===========    ===========    ===========

                      STATEMENTS OF CONSOLIDATED OPERATIONS
                       Yellow Corporation and Subsidiaries
                        For the years ended December 31
                  (Amounts in thousands except per share data)

                                                               2002            2001          2000           1999           1998
                                                            -----------    -----------    -----------    -----------    -----------
OPERATING REVENUE                                           $ 2,624,148    $ 2,505,070    $ 2,799,131    $ 2,632,337    $ 2,492,617
                                                            -----------    -----------    -----------    -----------    -----------
OPERATING EXPENSES:
  Salaries, wages and employees' benefits                     1,717,382      1,638,662      1,767,926      1,698,618      1,605,705
  Operating expenses and supplies                               385,522        398,054        431,336        383,951        379,110
  Operating taxes and licenses                                   75,737         75,637         81,259         79,129         80,437
  Claims and insurance                                           57,197         56,999         61,535         58,477         60,749
  Depreciation and amortization                                  79,334         76,977         78,587         76,904         83,980
  Purchased transportation                                      253,677        215,131        266,113        258,891        226,735
  (Gains) losses on property disposals, net                         425           (186)       (14,372)           341         (4,287)
  Spin-off and reorganization charges                             8,010          5,601              -              -              -
                                                            -----------    -----------    -----------    -----------    -----------
      Total operating expenses                                2,577,284      2,466,875      2,672,384      2,556,311      2,432,429
                                                            -----------    -----------    -----------    -----------    -----------
OPERATING INCOME                                                 46,864         38,195        126,747         76,026         60,188
                                                            -----------    -----------    -----------    -----------    -----------
NONOPERATING (INCOME) EXPENSES:
  Interest expense                                                7,211          8,437         10,131          6,086          2,656
  ABS facility charges                                            2,576          7,996         10,052          8,252          4,355
  Interest income                                                  (843)        (1,198)        (1,003)        (1,090)        (1,063)
  Loss on equity method investment                                    -          5,741          3,329              -              -
  Other, net                                                        334           (140)          (889)        (4,372)        (1,153)
                                                            -----------    -----------    -----------    -----------    -----------
     Nonoperating expenses, net                                   9,278         20,836         21,620          8,876          4,795
                                                            -----------    -----------    -----------    -----------    -----------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                                            37,586         17,359        105,127         67,150         55,393
INCOME TAX PROVISION                                             13,613          6,770         43,522         28,404         23,376
                                                            -----------    -----------    -----------    -----------    -----------
INCOME FROM CONTINUING OPERATIONS                                23,973         10,589         61,605         38,746         32,017
Income (loss) from discontinued operations, net                (117,875)         4,712          6,413         12,169        (60,686)
                                                            -----------    -----------    -----------    -----------    -----------
NET INCOME (LOSS)                                           $   (93,902)   $    15,301    $    68,018    $    50,915    $   (28,669)
                                                            ===========    ===========    ===========    ===========    ===========
AVERAGE COMMON SHARES OUTSTANDING-BASIC                          28,004         24,376         24,649         25,003         26,709
                                                            -----------    -----------    -----------    -----------    -----------
AVERAGE COMMON SHARES OUTSTANDING-DILUTED                        28,371         24,679         24,787         25,168         26,920
                                                            -----------    -----------    -----------    -----------    -----------
BASIC EARNINGS (LOSS) PER SHARE:
  Income from continuing operations                         $      0.86    $      0.44    $      2.50    $      1.55    $      1.20
  Income (loss) from discontinued operations                      (4.21)          0.19           0.26           0.49          (2.27)
                                                            -----------    -----------    -----------    -----------    -----------
  Net income (loss)                                         $     (3.35)   $      0.63    $      2.76    $      2.04    $     (1.07)
                                                            -----------    -----------    -----------    -----------    -----------
DILUTED EARNINGS (LOSS) PER SHARE:
  Income from continuing operations                         $      0.84    $      0.43    $      2.49    $      1.54    $      1.19
  Income (loss) from discontinued operations                      (4.15)          0.19           0.25           0.48          (2.25)
                                                            -----------    -----------    -----------    -----------    -----------
  Net income (loss)                                         $     (3.31)   $      0.62    $      2.74    $      2.02    $     (1.06)
                                                            -----------    -----------    -----------    -----------    -----------

                     STATEMENTS OF CONSOLIDATED CASH FLOWS
                       Yellow Corporation and Subsidiaries
                         For the years ended December 31
                             (Amounts in thousands)

                                                                        2002         2001          2000        1999          1998
                                                                      ---------    ---------    ---------    ---------    ---------
OPERATING ACTIVITIES:                                                 $ (93,902)   $  15,301    $  68,018    $  50,915    $ (28,669)
  Net income (loss)
  Noncash items included in net income (loss):
    Depreciation and amortization                                        79,334       76,977       78,587       76,904       83,980
    Loss (income) from discontinued operations                          117,875       (4,712)      (6,413)     (12,169)      60,686
    Loss on equity method investment                                          -        5,741        3,329            -            -
    Deferred income tax provision                                         1,449       16,746        9,606        3,052        2,312
    (Gains) losses from property disposals, net                             425         (186)     (14,372)         341       (4,287)
  Changes in assets and liabilities, net:
    Accounts receivable                                                 (49,633)      44,041       (7,885)     (40,831)       2,420
    Accounts receivable securitizations                                 (91,500)     (35,500)      42,000       92,000       25,000
    Accounts payable and checks outstanding                               5,928      (13,704)       7,116      (23,670)       3,168
    Other working capital items                                          38,468      (97,532)     (14,257)      55,828      (18,714)
    Claims, insurance and other                                          14,386       (3,742)     (11,107)       3,249        4,346
    Other                                                                 2,978        8,759       (3,030)       1,086        4,394
  Net change in operating activities of discontinued operations          17,250       76,106       74,157       44,095       19,831
                                                                      ---------    ---------    ---------    ---------    ---------
    Net cash from operating activities                                   43,058       88,295      225,749      250,800      154,467
                                                                      ---------    ---------    ---------    ---------    ---------
INVESTING ACTIVITIES:
  Acquisition of property and equipment                                 (86,337)     (88,022)    (100,577)    (103,604)     (62,006)
  Proceeds from disposal of property and equipment                        3,507        6,587       29,888        7,435       12,537
  Acquisition of subsidiaries                                           (18,042)     (14,300)           -            -            -
  Other                                                                       -       (5,830)      (5,114)           -            -
  Net capital expenditures of discontinued operations                   (24,372)     (19,619)     (59,034)    (217,523)     (43,961)
                                                                      ---------    ---------    ---------    ---------    ---------
    Net cash used in investing activities                              (125,244)    (121,184)    (134,837)    (313,692)     (93,430)
                                                                      ---------    ---------    ---------    ---------    ---------
FINANCING ACTIVITIES:
  Unsecured bank credit lines, net                                      (85,000)      25,000      (40,000)     100,000            -
  Repayment of long-term debt                                           (44,600)     (10,412)     (31,045)     (25,564)      (7,575)
  Dividend from subsidiary upon spin-off                                113,790            -            -            -            -
  Proceeds from exercise of stock options                                13,704       16,638        6,984        1,103        1,085
  Treasury stock purchases                                                    -            -      (24,997)     (14,824)     (46,836)
  Proceeds from issuance of common stock                                 93,792            -            -            -            -
                                                                      ---------    ---------    ---------    ---------    ---------
    Net cash provided by (used in) financing activities                  91,686       31,226      (89,058)      60,715      (53,326)
                                                                      ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      9,500       (1,663)       1,854       (2,177)       7,711

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                             19,214       20,877       19,023       21,200       13,489
                                                                      ---------    ---------    ---------    ---------    ---------

CASH AND CASH EQUIVALENTS, END OF YEAR                                $  28,714    $  19,214    $  20,877    $  19,023    $  21,200
                                                                      =========    =========    =========    =========    =========

SUPPLEMENTAL CASH FLOW INFORMATION:
  Income taxes paid, net                                              $   8,272    $   5,268    $  47,813    $  16,447    $ (11,337)
  Interest paid                                                       $  11,518    $  16,628    $  19,761    $  14,569    $  11,410